SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

  Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                    of 1934

       Date of report (Date of earliest event reported): February 22, 2006

                         Vertical Computer Systems, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               000-28685                                         65-0393635
        (Commission File Number)                              (I.R.S. Employer
                                                             Identification No.)

      201 Main Street, Suite 1175
           Fort Worth, Texas                                       76102
(Address of Principal Executive Offices)                         (Zip Code)

                                 (817) 348-8717
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement.

      On Wednesday, February 22, 2006, Vertical Computer Systems, Inc. (the "Company") closed two series of transactions having the effect of restructuring and extending the maturities of existing indebtedness of the Company and its wholly-owned subsidiaries. As a prelude to the transactions, the Company established a new wholly-owned subsidiary, Taladin, Inc. ("Taladin").

      In the first series of transactions, Taladin secured financing in the aggregate amount of $600,000, which amount was utilized to acquire the existing indebtedness of NOW Solutions, Inc. ("NOW Solutions"), from Wamco 32, Ltd. The new financing, evidenced by two secured promissory notes, has a maturity date in the year 2011.

      In the second series of transactions, the Company and two of its subsidiaries (including NOW Solutions) consolidated aggregate indebtedness in the amount of $1.75 million into three new promissory notes having maturities in the year 2018. The promissory notes payable by NOW Solutions contain provisions requiring additional principal reductions in the event sales exceed certain financial thresholds.

Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1 Amended and Restated Term Secured Promissory Note in the principal amount of $600,000.00, payable by NOW Solutions to Taladin, Inc.

Exhibit 10.2 Secured Term Promissory Note in the principal amount of $450,000.00, payable by Taladin, Inc. to Tara Financial Services, Inc.

Exhibit 10.3 Secured Term Promissory Note in the principal amount of $150,000.00, payable by Taladin, Inc. to Strategic Growth Partners, Inc.

Exhibit 10.4 Agreement dated as of February 13, 2006 among Tara Financial Services, Inc., as lender, NOW Solutions, the Company, Robert Farias, and Robert Mokhtarian

Exhibit 10.5 Secured Term Promissory Note in the principal amount of $359,559.90, payable by NOW Solutions to Tara Financial Services, Inc.

Exhibit 10.6      Secured  Term  Promissory  Note  in the  principal  amount  of
                  $438,795.31,   payable  by  the  Company  to  Tara   Financial
                  Services, Inc.

Exhibit 10.7 Secured Term Promissory Note in the principal amount of $955,103.30, payable by NOW Solutions to Tara Financial Services, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Vertical Computer Systems, Inc.
                                                 (Registrant)


Date: February 24, 2006                          By: /s/ Richard Wade
      -----------------                              ---------------------------
                                                     Richard Wade, President &
                                                     Chief Executive Officer